UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Monroe Capital Income Plus Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Subject: Monroe Capital Income Plus Corporation – Annual Proxy Vote – Action Requested

Hello Valued Shareholder,

I hope you are doing well and thank you for being an investor in Monroe Capital Income Plus Corporation.

As a friendly reminder, we are reaching out for our annual proxy voting.  This year’s vote is to re-elect one of the members of our Board of Directors, Theodore L. Koenig, for a 3-year term.

Monroe cannot accept your vote directly, but if you would, please go online to complete your vote. It takes less than 1 minute.

If you have already voted, thank you, and please disregard!

Please use the following link to vote with your personal control number highlighted below:

www.proxyvote.com

xxxxxxxxxxxxxxxx

Please let me know if you have any issues voting online.

For reference, here is a screen shot of the voting request:

Thank you,

Dayna

Dayna M. Kleinman
Managing Director

Head of Business Development – Wealth Management Solutions

Monroe Capital | LLC
311 S. Wacker Drive | 64th Floor

Chicago | IL | 60606

+1 (312) 568-7883 | work

+1 (312) 305-0315 | mobile

dkleinman@monroecap.com | email
www.monroecap.com | website